===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                      September 14, 2000 (September 13, 2000)

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                 000-24923                25-1799439
      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)           Identification No.)
       incorporation)

  4311 Jamboree Road, Newport Beach, California             92660-3095
   (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:    (949) 483-4600



===============================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         Registrant's press release dated September 13, 2000 is filed herewith as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         20    Press release of Registrant dated September 13, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     CONEXANT SYSTEMS, INC.
                                                           (Registrant)


                                                     By /s/ Dennis E. O'Reilly
                                                        ----------------------
                                                        Dennis E. O'Reilly
                                                        Senior Vice President,
                                                          General Counsel and
                                                          Secretary

Dated:  September 14, 2000

                                  EXHIBIT INDEX

Exhibit                                                          Sequentially
Number                             Description                   Numbered Page
------                             -----------                   -------------

  20     Press release of Registrant dated September 13, 2000.